                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Under Rule 14a-12


                           WSFS FINANCIAL CORPORATION
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                           WSFS FINANCIAL CORPORATION
                                838 Market Street
                           Wilmington, Delaware 19801
                                 (302) 792-6000


                                                                March 23, 2001






Dear Stockholder:

I am pleased to invite you to attend the Annual Meeting of Stockholders of WSFS Financial Corporation (the "Company"), to be held at The DuPont Country Club, Rockland Road, Wilmington, Delaware 19880 on Thursday, April 26, 2001 at 4:00 p.m. At this meeting, stockholders will be asked to consider a proposal to re-elect four directors whose terms are expiring.

Your vote is important regardless of how many shares of Company stock you own. If you hold stock in more than one account or name, you will receive a proxy card for each account. Please sign and return each card since each represents a separate number of shares. Postage-paid envelopes are provided for your convenience.

You are cordially invited to attend the Annual Meeting. REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

                                Sincerely,




                                Marvin N. Schoenhals
                                Chairman, President and Chief Executive Officer

                           WSFS FINANCIAL CORPORATION
                                838 Market Street
                           Wilmington, Delaware 19801

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be held on April 26, 2001




To the Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders of WSFS Financial Corporation (the "Company") will be held at The DuPont Country Club, Rockland Road, Wilmington, Delaware 19880 on Thursday, April 26, 2001, at 4:00 p.m., for the purpose of considering and acting upon the following:

1.  Election of four directors for terms of three years each.

2. Such other matters as may properly come before the meeting or any adjournment thereof.

Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. The Board of Directors has fixed the close of business on March 16, 2001, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and any adjournment thereof.

You are requested to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Annual Meeting.

                                          By Order of the Board of Directors,



                                          Mark A. Turner
                                          Executive Vice President
                                          Chief Financial Officer and Secretary

March 23, 2001
--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE YOUR COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                           WSFS FINANCIAL CORPORATION
                                838 Market Street
                           Wilmington, Delaware 19801
                                 (302) 792-6000

                                 PROXY STATEMENT

           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 26, 2001

This Proxy Statement and the accompanying proxy card are being furnished to stockholders of WSFS Financial Corporation (the "Company") by the Board of Directors in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders of the Company to be held on April 26, 2001, and at any adjournments or postponements thereof (the "Annual Meeting"). This Proxy Statement and the accompanying proxy card are first being mailed to stockholders on or about March 23, 2001.

                       VOTING AND REVOCABILITY OF PROXIES

Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted FOR the nominees for directors as set forth. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and with respect to matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker no votes will be treated as shares present for purposes of determining whether a quorum is present.

Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and any adjournments or postponements thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on the proposal at the Annual Meeting. A proxy will not be voted if a stockholder attends the Annual Meeting and votes in person. The presence of a stockholder at the Annual Meeting will not revoke such stockholder's proxy.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The securities entitled to vote at the Annual Meeting consist of the Company's common stock, $.01 par value per share (the "Common Stock"), the holders of which are entitled to one vote for each share of Common Stock held except in elections of directors, in which holders have cumulative voting rights. The close of business on March 16, 2001 has been fixed as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). As of the Record Date, the Company had 10,038,634 shares of Common Stock outstanding. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is required for a quorum.

Stock Ownership of Certain Beneficial Owners

Persons and groups beneficially owning in excess of 5% of the Common Stock are required to file certain reports with respect to such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, as of the Record Date, certain information as to those persons who have filed the reports required of persons beneficially owning more than 5% of the Common Stock or who were known to the Company to beneficially own more than 5% of the Company's Common Stock outstanding at the Record Date.




                                              Amount and Nature
                                                Of Beneficial         Percent
Name                                            Ownership (1)        of Class
--------------------------------------------------------------------------------
Peninsula Capital Partners, L.P. (2)            909,411   shares        8.94 %
Quaker Capital Management Corporation (3)       751,925   shares        7.39 %
Wellington Management Company, LLP (4)          705,200   shares        6.93 %

(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has or shares voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct, and the named individuals and group exercise sole voting power over the shares of the Common Stock.

(2) Includes 899,500 shares owned by Peninsula Capital Partners, L.P., an investment partnership controlled by R. Ted Weschler, a director of the Company. Mr. Weschler disclaims beneficial ownership of these shares. Shares also include 9,311 shares held directly by Mr. Weschler and 600 shares of Common Stock that may be acquired through the exercise of options within 60 days of the Record Date. The address of Peninsula Capital Partners, L.P. is 404-B East Main Street, Charlottesville, VA 22902.

(3) According to the Statement on Schedule 13G of Quaker Capital Management Corporation, 718,250 shares are held by its investment advisory clients as to which it disclaims beneficial ownership. Quaker Capital Management Corporation has shared voting and investment power with respect to 436,950 shares. The address of Quaker Capital Management Corporation is 404 Wood Street, Suite 1300, Pittsburgh, PA 15222.

(4) According to the Statement on Schedule 13G of Wellington Management Company, LLP, shares are held by its investment advisory clients as to which it shares voting or investment power. The address of Wellington Management Company, LLP is 75 State Street, Boston, Massachusetts 02109.

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

The number of directors is currently fixed at eleven members. The Board of Directors is divided into three classes. The members of each class are elected for a term of three years and until their successors are elected and qualified; provided that in the event the number of directors has been increased during the preceding year and such new directorships have been filled by action of the Board of Directors, the terms of those newly appointed directors expire at the annual meeting when the class to which they have been elected expires. Each of the current members of the Board of Directors of the Company also serves on the Board of Directors of the Company's principal subsidiary, Wilmington Savings Fund Society, Federal Savings Bank ("WSFS" or the "Bank"). In accordance with the Delaware General Corporation Law, directors of the Company will be elected by a plurality vote of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting.

Pursuant to the Company's certificate of incorporation, every stockholder voting for the election of directors is entitled to cumulate his votes by multiplying his shares times the number of directors to be elected. Each stockholder will be entitled to cast his votes for one director or distribute his votes among any number of the nominees being voted on at the Annual Meeting. The Board of Directors intends to vote the proxies solicited by it equally among the four nominees of the Board of Directors. Stockholders may not cumulate their votes on the form of proxy solicited by the Board of Directors. In order to cumulate votes, stockholders must attend the meeting and vote in person or make arrangements with their own proxies. Unless otherwise specified in the proxy, however, the right is reserved, in the sole discretion of the Board of Directors, to distribute votes among some or all of the nominees of the Board of Directors in a manner other than equally so as to elect as directors the maximum possible number of such nominees.

At the Annual Meeting, four directors will be elected for terms of three years each and until their successors have been elected and qualified. The Board of Directors has nominated John F. Downey, Thomas P. Preston, Marvin N. Schoenhals and R. Ted Weschler all of whom are currently directors, for election as directors at the Annual Meeting. If any nominee is unable to serve, the shares represented by all properly executed proxies will be voted for the election of such substitute as the Board of Directors may recommend or the Board of Directors may reduce the number of authorized directors to eliminate the vacancy.

Directors and Nominees

The following table sets forth for each nominee and each director continuing in office, including their name, age (as of December 31, 2000), year first elected or appointed as a director of the Company, year of expiration of current term as a director of the Company, principal occupation for at least the last five years and directorships in subsidiaries of the Company and in other companies:

                               Year First      Current
                               Elected or       Term
                                Appointed        to
Name                    Age     Director       Expire       Principal Occupation             Directorship(s)
----                    ---     --------       ------       --------------------             ---------------

                                     NOMINEES FOR A TERM TO EXPIRE IN 2004

John F. Downey          63        1998          2001      Executive Director of the           WSFS
                                                          Office of Thrift Supervision (OTS),
                                                          1989-1998 (retired)

Thomas P. Preston       54        1990          2001      Since March 2000, Partner, Reed     WSFS; Wood Royalty
                                                          Smith, LLP; previously Partner,     Management Company
                                                          Duane, Morris & Heckscher LLP
                                                          (Law firms)

Marvin N. Schoenhals    53        1990          2001      Chairman of WSFS Financial          WSFS; Star States Development
                                                          Corporation since 1992; President   Company; WSFS Credit
                                                          and Chief Executive Officer of      Corporation;
                                                          WSFS Financial Corporation          838 Investment Group, Inc.;
                                                          since November 1990                 Wilmington National Finance, Inc;
                                                                                              CustomerOne Financial Network, Inc.;
                                                                                              Federal Home Loan Bank of
                                                                                              Pittsburgh;
                                                                                              Brandywine Fund, Inc.;
                                                                                              Brandywine Blue Fund, Inc.;
                                                                                              Burris Foods, Inc.


R. Ted Weschler         39        1992          2001      Since January 2000, Managing        WSFS; Star States Development
                                                          Partner of Peninsula Capital        Company; CustomerOne Financial
                                                          Advisors, L.L.C., an investment     Network; Deerfield Healthcare
                                                          advisory firm; October 1989 to      Corporation; Virginia National
                                                          December 1999, Executive            Bank; Nucentrix Broadband Networks;
                                                          Officer of Quad-C, Inc., a          Teletrac
                                                          Delaware corporation which
                                                          acts as the general partner for
                                                          several investment partnerships


                         DIRECTORS CONTINUING IN OFFICE

                                Year First        Current
                                Elected or         Term
                                Appointed           to
Name                    Age     Director          Expire      Principal Occupation               Directorship(s)
----                   ----     --------          ------      --------------------               ---------------
Charles G. Cheleden     57        1990             2002      October 1992 to present: Vice       WSFS; Star States Development
                                                             Chairman of WSFS Financial          Company
                                                             Corporation; August 1990 to
                                                             October 1992: Chairman WSFS
                                                             Financial Corporation;
                                                             January 1990 to present:
                                                             self-employed attorney

Joseph R. Julian        63        1988             2002      President, JJID, Inc.               WSFS; JJID, Inc.
                                                             (highway construction company)

Dale E. Wolf            76        1993             2002      March 1998 to present:              WSFS; WSFS Credit Corp.;
                                                             Vice Chairman of WSFS               Harmony Products, Inc.;
                                                             Financial Corporation; since        Daynel International, Inc;
                                                             1993, Senior International          Emerald Bio Corporation
                                                             Consultant, McCandlish
                                                             Kaine (Law firm);
                                                             1989-1993, Lieutenant
                                                             Governor/Governor of the
                                                             State of Delaware

Linda C. Drake          52         1999            2003      Founder and Chair                   WSFS; TCIM Services, Inc.
                                                             TCIM Services, Inc.
                                                             (a direct marketing and
                                                             business services company)

David E. Hollowell      53         1996            2003      Executive Vice President,           WSFS
                                                             University of Delaware

Claibourne D. Smith     62         1994            2003      Vice President - Technology and     WSFS;
                                                             Professional Development, E.I.      Wilmington National Finance, Inc.
                                                             duPont de Nemours & Company,
                                                             Incorporated, (multinational
                                                             chemical and energy company)
                                                             (1964-1998) (retired)

Eugene W. Weaver        68         1998            2003      Vice President of Finance of        WSFS; Dover Downs
                                                             John W. Rollins & Associates        Entertainment, Inc.
                                                             (Investment Management
                                                             Company), Chief Financial
                                                             Officer/Senior Vice President
                                                             of Dover Downs Entertainment,
                                                             Inc. (1970-1999) (retired)


Stock Ownership of Management

The following table sets forth, as of the Record Date, the amount of Common Stock beneficially owned by the Company's directors, by each executive officer named in the Summary Compensation Table, and by all directors and executive officers as a group:

                                        Amount and Nature
                                          of Beneficial              Percent
Name                                      Ownership (1)            of Class (2)
----                                    -----------------          ------------
Charles G. Cheleden (3)(4)                39,300 shares                 *
John F. Downey (4)(5)                      3,000 shares                 *
Linda C. Drake (6)                           900 shares                 *
David E. Hollowell (4)                     8,600 shares                 *
Joseph R. Julian (4)                      61,276 shares                 *
Thomas P. Preston (4)(7)                   3,100 shares                 *
Marvin N. Schoenhals (8)                 348,406 shares               3.39%
Claibourne D. Smith (4)                    3,100 shares                 *
Eugene W. Weaver (4)(9)                    7,100 shares                 *
R. Ted Weschler (4)(10)                  909,411 shares               8.94%
Dale E. Wolf (4)                          23,740 shares                 *
Karl L. Johnston (11)                     22,035 shares                 *
Joseph M. Murphy (12)                     15,315 shares                 *
Deborah A. Powell (13)                     2,300 shares                 *
Mark A. Turner (14)                       37,199 shares                 *
Directors and executive officers
  as a group (15 persons)              1,484,782 shares              14.38%

*    Less than 1.0%.
(1) For purposes of this table, a person is deemed to be the beneficial owner of any shares of Common Stock over which he or she has or shares voting or investment power or of which he or she has the right to acquire beneficial ownership within 60 days of the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Other than as noted below, all persons shown in the table above have sole voting and investment power, except that the following directors and executive officers held the following numbers of shares jointly with their respective spouses: Mr. Cheleden, 18,000 shares; Ms Drake, 500 shares; Mr. Hollowell, 6,500 shares; Mr. Julian, 59,176 shares; Mr. Johnston, 1,500 shares; and Mr. Turner, 7,780 shares.
(2) In calculating the percentage ownership of each named individual and the group, the number of shares outstanding is deemed to include any shares of the Common Stock which the individual or the group has the right to acquire within 60 days of the Record Date.
(3) Includes 16,700 shares of Common Stock held in an Individual Retirement Account ("IRA"), 2,200 shares of Common Stock which are held in an IRA for Mr. Cheleden's wife, 1,800 shares of Common Stock held by Mr. Cheleden's children, over which he has power of attorney. Mr. Cheleden disclaims beneficial ownership of his wife's shares.
(4) Includes 600 shares of Common Stock that may be acquired through the exercise of options within 60 days of the Record Date.
(5)  Includes 600 shares of Common Stock held in an IRA.
(6) Includes 400 shares of Common Stock that may be acquired through the exercise of options within 60 days of the Record Date.
(7)  Includes 2,500 shares of Common Stock held in an IRA.
(8) Includes 30,365 shares of Common Stock held in Mr. Schoenhals' account in the Company's 401(k) Plan, 5,500 shares of Common Stock held by his wife in an IRA and 106,849 shares of Common Stock that may be acquired through the exercise of options within 60 days of the Record Date.
(9) Includes 1,000 shares of Common Stock held in an IRA and 1,000 shares of Common Stock held by Mr. Weaver's wife. Mr. Weaver disclaims beneficial ownership of his wife's shares.

(10) Includes 899,500 shares held by Peninsula Capital Partners, L.P., an investment firm managed by Peninsula Capital Advisors, LLC of which Mr. Weschler is the Managing Member. Mr. Weschler disclaims beneficial ownership of the shares held by Peninsula Capital Partners, L.P.
(11) Includes 3,455 shares of Common Stock held in Mr. Johnston's account in the Company's 401(k) Plan, 300 shares owned by Mr. Johnston's son and 16,780 shares of Common Stock that may be acquired through the exercise of options within 60 days of the Record Date.
(12) Represents shares of Common Stock held in Mr. Murphy's account in the Company's 401(k) Plan. Mr. Murphy resigned in August 2000.
(13) Represents 2,300 shares of Common Stock that may be acquired through the exercise of options within 60 days of the Record Date.
(14) Includes 4,787 shares of Common Stock held in Mr. Turner's account in the Company's 401(k) Plan and 22,132 shares of Common Stock that may be acquired through the exercise of options within 60 days of the Record Date.


Meetings and Committees of the Board of Directors

The Board of Directors conducts its business through its meetings and the meetings of its committees. During the year ended December 31, 2000, the Board of Directors held 10 meetings. All directors attended more than 75% of the total aggregate meetings of the Board of Directors and committees on which such Board member served during this period.

A list of the Committees of the Board of Directors and a general description of their respective duties follows.

Executive Committee. The Executive Committee generally meets one time each month and as needed, and exercises the powers of the Board of Directors between meetings of the Board. The Executive Committee is presently composed of Marvin
N. Schoenhals, Chairman, Charles G. Cheleden, Thomas P. Preston, Eugene W. Weaver and R. Ted Weschler. The Executive Committee met 12 times during 2000.

Audit Committee. The Audit Committee is composed of directors who are not officers of the Company and oversees the audit program of the Company and its subsidiaries. This Committee reviews the examination reports of federal regulatory agencies as well as reports of the internal auditors and independent auditors. The Audit Committee meets with the head of the Audit Department and representatives of the Company's independent auditors, with and without representatives of management present, to review accounting and auditing matters, including an annual review of risk analysis and the associated audit plan. The Board revised its Audit Committee Charter in 2001, and is included as Appendix A hereto. The Board of Directors appoints the independent auditors upon the recommendation of the Audit Committee. Present members of the Audit Committee are Thomas P. Preston, Chairman, Joseph R. Julian, John F. Downey and Eugene W. Weaver. Each member of the Audit Committee is "independent" as defined in the listing standards of the National Association of Securities Dealers. The Audit Committee met seven times during fiscal year 2000. Under the revised charter, beginning in 2001 the Audit Committee will meet at least eight times each year.

Nominating Committee. The Nominating Committee consists of the entire Board of Directors and considers candidates for nomination for election as directors. The Nominating Committee will consider nominees recommended by stockholders in accordance with the procedures set forth in the bylaws of the Company. The Board of Directors met once as a Nominating Committee during 2000.

Personnel and Compensation Committee. The Personnel and Compensation Committee ("Personnel Committee") is composed of directors who are not officers of the Company. The Personnel Committee reviews and recommends to the Board of Directors, for their approval, the compensation and benefits of the executive officers, broad guidelines for the salary and benefits administration of other officers and employees, and the compensation of directors. In addition, the Personnel Committee is responsible for the administration of the 1986 Stock Option Plan and the 1997 Stock Option Plan (the "Stock Option Plans") and the executive incentive plans, including recommendations to the Board of Directors for awards under such plans. Present members of the Personnel Committee are Charles G. Cheleden, Chairman, David E. Hollowell, R. Ted Weschler and Dale E. Wolf. The Personnel Committee met 3 times during 2000.

Directors' Compensation. During 2000, each non-employee director received an annual retainer of $9,000 plus 500 shares of the Company's Common Stock and a grant of 1,000 shares under the 1997 Stock Option Plan. Chairpersons of board committees or subsidiary boards received an additional $1,000 annual retainer, and each member of a committee or subsidiary board received $400 for each meeting attended. Mr. Schoenhals does not receive director fees as Chairman, President and Chief Executive Officer.


EXECUTIVE OFFICERS

Marvin N. Schoenhals, age 53, has served as President and Chief Executive Officer of the Company since November 1990 and was elected Chairman in October 1992. Mr. Schoenhals was elected to the Board of Directors of the Federal Home Loan Bank of Pittsburgh in 1997, to the Board of Directors of Brandywine Fund, Inc. and Brandywine Blue Fund, Inc. in 1998 and to the Board of Directors of CustomerOne Financial Network, Inc. and Wilmington National Finance, Inc. in 1999. He is also a volunteer board member of numerous community-based organizations.

Karl L. Johnston, age 52, joined the Bank as Executive Vice President, Chief Lending Officer in May 1997. Mr. Johnston has over 30 years of banking experience in the Bank's local market area. Prior to joining the Bank, Mr. Johnston spent his entire banking career at the Delaware Trust Company where he was Executive Vice President and Commercial Banking Group executive. When Delaware Trust was merged into CoreStates Bank, he was a Senior Vice President responsible for middle market business relationships for the State of Delaware, Delaware County, Pennsylvania and northern Maryland and Virginia.

Deborah A. Powell, age 44, has served as Executive Vice President and Director of Human Resources since May 2000. Before joining WSFS, Ms Powell was Vice President of Human Resources at Huffy Service First, a national retail services company, from November 1997 to May 2000. Prior to that, she was Human Resources Manager of The Limited-Alliance Data System, a retail call center operation, from November 1996 to October 1997. From 1991 to 1996, she was National Practice Director of Midwest Resources, Inc., a Human Resources and Organizational Development consulting practice.

Mark A. Turner, age 38, has served as Executive Vice President and Chief Financial Officer since March 1999. Mr. Turner joined the Company in 1996 as Managing Vice President and Controller. Prior to joining WSFS, Mr. Turner had been Vice President of Finance for the Capital Markets Division, and Vice President of Corporate Development, for Meridian Bancorp in Reading, Pennsylvania from 1994 to 1996. Prior to that, Mr. Turner was a Senior Audit Manager with KPMG LLP in Philadelphia, Pennsylvania.

Audit Committee Report

In accordance with rules recently established by the SEC, the Audit Committee has prepared the following report for inclusion in this proxy statement:

As part of its ongoing activities, the Audit Committee has:
o Reviewed and discussed with management the Company's audited consolidated financial statements for the fiscal year ended December 31, 2000;
o Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and
o Received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent accountants their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the SEC.

The Audit Committee comprised of Messrs. Preston, Downey, Julian and Weaver has provided this report.


Personnel and Compensation Committee Report on Executive Compensation

Overview and Philosophy. The Personnel Committee administers the Company's executive compensation program. The Personnel Committee's responsibilities include reviewing and making recommendations to the Board of Directors regarding compensation of the Chief Executive Officer and reviewing and approving the compensation paid to other executive officers of the Company (the "Named Executive Officers") listed in the "Summary Compensation Table" that follows this report. The Committee also administers stock option and incentive plans and administers compliance with Rule 16b-3 of the Exchange Act.

The objective of the compensation program is to establish levels of compensation sufficient to attract and retain highly qualified and motivated executives. The program also seeks to align the interests of the Company's executive management with those of stockholders through the use of both incentive-based compensation for specific performance based criteria and stock-based compensation for long-term stockholder value.

Compensation Program Elements. The Company's executive compensation program consists of base salaries, a short-term cash incentive plan, a stock option plan and miscellaneous other fringe benefits.

      Base Salary. Base salary levels are determined by the Personnel Committee with reference to corporate and individual performance in relation to strategic goals established each year, competitive market trends and special circumstances particular to the Company's staffing needs. In determining base salaries, the committee refers to data obtained from nationally recognized compensation surveys as well as information from similar-sized banks and thrifts in the Mid-Atlantic region.

      Short-Term Incentive Plan. In 2000, the Board of Directors approved a Management Incentive Program (MIP) designed to reward the accomplishment of specific corporate and individual performance criteria. For 2000, the corporate performance criteria were: return on equity, level of net income, earnings per share and the efficiency ratio. Plan participants include members of management from certain vice presidents to the Chief Executive Officer. Each year the Personnel Committee establishes a bonus pool based on the level and quality of the Company's earnings as compared to its plan.

      Individual awards are earned for successfully attaining objectives based on the four criteria above, and in completion of specific individual performance criteria. Total awards accrued under the MIP during 2000 were approximately $127,000 and were paid in cash during 2001.

      Stock Options. As a performance incentive, to encourage ownership of Common Stock and to further align the interests of management and stockholders, the Personnel Committee issues stock options under the 1997 Stock Option Plan. Under that Plan, the Personnel Committee issued 372,700 stock options in 2000. The Personnel Committee periodically reviews and awards stock options to management based on factors it deems important; however, the Personnel Committee is not required to issue awards on an annual basis.

Compensation of the Chief Executive Officer. For fiscal year 2000, Mr. Schoenhals earned $319,375 in base salary. His base salary was increased during the year, from $310,000 to $322,500. Factors considered by the Personnel Committee in assessing Mr. Schoenhals' contribution included his leadership role in formulating and executing the Company's business strategy. In addition to the foregoing cash compensation, Mr. Schoenhals was awarded options to purchase 162,600 shares of Common Stock under the 1997 Stock Option Plan representing 43.6% of the regular options granted to all employees during the year. Included in the 162,000 shares was 110,000 shares granted in exchange for the cancellation of Mr. Schoenhals' employment contract (See "2000 Stock Option and Temporary Severance Agreement" on page 14).

Compensation Committee Interlocks and Insider Participation. During fiscal year 2000, no members of the Personnel Committee were considered insiders nor were there any interlocking relationships or relationships with the Company other than as disclosed in the "Business Relationships and Related Transactions" section of this Proxy Statement.

The Personnel and Compensation Committee comprised of Messrs. Cheleden, Hollowell, Weschler and Wolf has provided this report.

COMPARATIVE STOCK PERFORMANCE GRAPH

The graph and table which follow show the cumulative total return on the Common Stock of the Company over the last five years compared with the cumulative total return of the Dow Jones Savings & Loan Associations Index and the Dow Jones Total Market Index over the same period. Cumulative total return on the Common Stock or the index equals the total increase in value since December 31, 1995, assuming reinvestment of all dividends paid into the Common Stock or the index, respectively. The graph and table were prepared assuming that $100 was invested on December 31, 1995 in the Common Stock of the Company and in each of the indexes.



                       CUMULATIVE TOTAL SHAREHOLDER RETURN
                  COMPARED WITH PERFORMANCE OF SELECTED INDEXES
                   December 31, 1995 through December 31, 2000


                               [GRAPHIC OMITTED]

                                                           Cumulative Total Return
                                            --------------------------------------------------------
                                               1995     1996      1997      1998     1999      2000
                                            --------------------------------------------------------

WSFS Financial Corporation                    $ 100    $ 113     $ 222     $ 188    $ 142     $ 147
Dow Jones Total Market                          100      122       161       201      247       224
Dow Jones Savings & Loan Associations           100      140       226       202      157       283

                           SUMMARY COMPENSATION TABLE

The following table sets forth the cash and non-cash compensation for the years ended December 31, 2000, 1999 and 1998 for the Company's Chief Executive Officer and the four other most highly compensated executive officers of the Company whose salary and bonus earned in 2000 exceeded $100,000 (herein referred to as "Named Executive Officers").

                                                                              Long-Term Compensation
                                                                        -----------------------------------
                                                                          Awards
                                                                        ----------
                                      Annual Compensation               Securities
Name and                             -----------------------            Underlying             All Other
Principal Position           Year    Salary        Bonus (1)            Options (2)        Compensation (3)
------------------           ----    ------        ---------            -----------        ----------------
Marvin N. Schoenhals         2000    $319,375      $     --                162,600               $11,900
Chairman of the Board,       1999     297,600       100,000                156,445                11,200
President and Chief          1998     260,400        37,000                 15,300                21,338
Executive Officer

Karl L. Johnston             2000     169,167        15,000                 18,900                11,900
Executive Vice President,    1999     163,750        53,000                 14,500                11,200
Chief Lending Officer        1998     159,385        16,000                  7,100                 7,081

Joseph M. Murphy (4)         2000     119,110            --                     --                59,129
Executive Vice President,    1999     163,750        40,000                 15,500                11,200
Retail Banking               1998     160,000        16,000                  7,100                11,200

Deborah A. Powell (5)        2000      84,695        30,000                 24,100                    --
Executive Vice President,    1999          --            --                     --                    --
Director, Human Resources    1998          --            --                     --                    --

Mark A. Turner               2000     155,399        21,000                 56,000                11,900
Executive Vice President,    1999     123,540        68,000                 21,980                11,098
Chief Financial Officer      1998     103,530        20,000                  9,800                10,117
and Secretary


(1) For each fiscal year, includes bonuses earned but not paid until the following fiscal year under the Company's Management Incentive Program
     (MIP).
(2)  Represents stock options granted under the Company's 1997 Stock Option
     Plan.
(3) Represents contributions made by the Company to the 401(k) Plan and in the case of Mr. Murphy, $48,125 in severance payments.
(4)  Mr. Murphy resigned in August 2000.
(5) Ms Powell was hired in May 2000. Her bonus payment was made pursuant to her hiring agreement.

OPTION GRANTS IN LAST FISCAL YEAR

The following table contains information concerning the grant of stock options under the Company's 1997 Stock Option Plan to the Chief Executive Officer and each of the other Named Executive Officers during 2000.

                                                                                       Potential Realizable
                                                                                          Value at Assumed
                       Number of       % of Total                                       Annual Rates of Stock
                      Securities         Options                                          Price Appreciation
                      Underlying       Granted to                                        for Option Term (3)
                        Options       Employees in        Exercise     Expiration       ----------------------
Name                  Granted (1)      Fiscal Year        Price (2)       Date           5%            10%
----                  -----------      -----------        ---------       ----          ---           ----
Marvin N. Schoenhals    110,000            28.5%          $14.88        02/24/2010      $423,752   $1,644,284
                         43,400            11.6            10.81        11/16/2010       295,048      747,711
                          9,200             2.5            14.88        11/16/2010        25,147      121,103

Karl L. Johnston         16,000             4.3            10.81        11/16/2010       108,774      275,654
                          2,900             0.8            14.88        11/16/2010         7,927       38,174

Joseph M. Murphy (4)         --              --               --              --              --           --

Deborah A. Powell        11,500             3.1            11.84        05/22/2010        85,658      217,074
                          9,700             2.6            10.81        11/16/2010        65,944      167,115
                          2,900             0.8            14.88        11/16/2010         7,927       38,174

Mark A. Turner           40,000            10.7            11.31        01/26/2010       284,575      721,168
                         14,300             3.8            10.81        11/16/2010        97,216      246,365
                          1,700             0.5            14.88        11/16/2010         4,647       22,378


(1) Options vest and become exercisable at the rate of 20% per year beginning one year from grant date, and expire ten years from the grant date. To the extent not already exercisable, the options generally become immediately exercisable in the event of a change in control of the Company, generally defined as the acquisition of beneficial ownership of 25% or more of the Company's voting securities by any person or group of persons. The Stock Option Plan permits a reload option that allows for the additional grant of options under certain circumstances. If the grantee uses cash to exercise options within one year of the options becoming vested, the optionee will receive an equivalent number of additional options (at the then current market price). The original shares received upon exercise must be held for two years from the date of receipt for the reload options to vest. The reload options vest in 20% annual increments.

(2) In each case, the exercise or base price was no lower than the fair market value of the Common Stock on the date of grant.

(3) The potential realizable dollar value of a grant consists of the product of: (a) the difference between (i) the product of the per share market price at the time of grant and the sum of 1 plus the adjusted stock price appreciation rate (the assumed rate of appreciation compounded annually over the term of the option) and (ii) the per share exercise price of the option; and (b) the number of securities underlying the grant at fiscal year-end.

(4)  Mr. Murphy resigned in August 2000.

                   OPTION EXERCISES AND YEAR-END OPTION VALUE

The following table sets forth information concerning the exercise of options by the Chief Executive Officer and the other Named Executive Officers during the last fiscal year, as well as the value of such options held by such persons at the end of the fiscal year.


                                                                                               Value of Securities
                                                            Number of Securities             Underlying Unexercised
                               Shares                     Underlying Unexercised               In-the Money Options
                              Acquired                  Options at Fiscal Year End             at Fiscal Year End (1)
                                 On          Value     ------------------------------       -----------------------------
Name                          Exercise     Realized    Exercisable      Unexercisable       Exercisable     Unexercisable
----                          --------     --------    -----------      -------------       -----------     -------------
Marvin N. Schoenhals             --            --         60,408          310,097            $44,792           $112,017
Karl L. Johnston                 --            --         13,120           39,680                923             33,655
Joseph M. Murphy (2)             --            --             --               --                 --                 --
Deborah A. Powell                --            --             --           24,100                 --             37,922
Mark A. Turner                   --            --         12,336           81,764              7,832             96,045

(1) Based on the closing price of $12.875 per share as reported for the Common Stock on the Nasdaq National Market on December 31, 2000 less the exercise price. Options are considered in-the-money if the market value of the underlying securities exceeds their exercise prices.
(2)      Mr. Murphy resigned in August 2000.

               2000 STOCK OPTION AND TEMPORARY SEVERANCE AGREEMENT

The Company entered into a 2000 Stock Option and Temporary Severance Agreement (the "Agreement") with Mr. Schoenhals for a period of two years beginning February 24, 2000, in exchange for the cancellation of his employment contract. The Agreement increases Mr. Schoenhals' performance-based incentives to further align his interests with those of the shareholders. The Agreement provides for a one-time grant of stock options and a transitional severance arrangement in the event of his involuntary termination. During the term of the Agreement, and in the event Mr. Schoenhals is involuntary terminated by the Bank or the Company other than for "just cause," he will be paid within 10 days of such termination an amount equal to two times his highest annual salary within three years of his date of termination, prorated for the number of days remaining under the Agreement.

Mr. Schoenhals may voluntarily terminate his employment with "good reason" and be entitled to the same payment. Good reason includes certain events not consented to by Mr. Schoenhals in advance, including: a requirement that he move his personal residence or perform his principal executive functions more than 35 miles from the Company's primary office; a significant reduction in his compensation and benefits; assignment of duties and responsibilities substantially inconsistent with those normally associated with his position; a material reduction in responsibilities or authority; or failure to be re-elected to the Board of Directors.

The Agreement grants a total of 110,000 shares of Common Stock pursuant to the 1997 Stock Option Plan at an option price of $14.875 per share. At the date of the grant, the option price of $14.875 was approximately 30% higher than the market price per share. The grant is subject to the provisions of the 1997 Stock Option Plan except as otherwise set forth in the Agreement. Exceptions include: accelerated vesting of options granted pursuant to the Agreement in the event of Mr. Schoenhals' termination for a reason other than death, disability or just cause. Such options may be exercisable for the longer of (i) 30 days or (ii) the period ending immediately after the twelfth business day following the Company's next release of quarterly or annual financial information occurring after the termination of employment.

Under the Agreement, the Company will reimburse Mr. Schoenhals for any federal golden parachute excise taxes liabilities incurred resulting from exercising the provisions of the Agreement.

The maximum aggregate payments that would be made to Mr. Schoenhals assuming his termination of employment under the foregoing circumstances at December 31, 2000 would have been approximately $645,000 without regard to any reimbursement for excise tax liabilities.

                                SEVERANCE POLICY

In March 2001 WSFS adopted a severance policy that provides benefits to certain of its Executive Vice Presidents ("EVPs"). The policy provides for payments resulting from release without cause or change of control.

Release without cause

In the event an EVP is released without cause, a minimum of six months severance and one year of professional level outplacement will be offered. If the former EVP does not find new employment six months after termination, severance pay would continue for another six months, or until the former EVP found employment, whichever occurs first. If the former EVP finds another job at a lower rate of pay than previously received at WSFS, then WSFS would make up the difference until the second six-month period ends. Health benefits would continue at the Associate rate through the severance period.

Change in control

Benefits would be paid to an EVP released without cause within one year of change in control or if offered a position that is not within 35 miles of their current work-site and at their current WSFS salary and bonus opportunity. The EVP would receive 24 months base salary severance offset by the value arising from the acceleration of stock option vesting triggered by the change in control. The value of the accelerated vesting would account for no more than 12 months of the 24-month minimum commitment. Twelve months of executive level outplacement will be offered and health benefits would continue at the Associate rate through the 24-month period.

In the event an EVP decides to leave WSFS after being offered the same salary and bonus opportunity and the position is within 35 miles of their work location, then the value of the severance benefit will equal at least 12 months base pay. If the value of the accelerated vesting of stock options is less than 12 months of base pay, then severance pay will be added to the value of the accelerated options to equal 12 months of base pay. No additional severance will be paid if the value of accelerated options is greater than, or equal to, 12 months of base pay. Six months of professional level outplacement will be offered and health benefits would continue at the Associate rate through the 12-month period.

Based on salary levels at December 31, 2000, the maximum benefit that would be received by each Executive Vice President under the WSFS severance policy, exclusive of health benefit and executive outplacement costs, would be as follows: Mr. Johnston $340,000, Mr. Turner $310,000 and Ms Powell $280,000.

                 BUSINESS RELATIONSHIPS AND RELATED TRANSACTIONS

During 2000, Thomas P. Preston was a partner with the law firm of Reed Smith, LLP. The law firm represented the Company and its affiliates in certain matters during fiscal year 2000. The Company expects Mr. Preston to continue such representation in fiscal year 2001.

Certain directors and executive officers of the Company and their associates were customers of, and had transactions with, the Company and the Bank in the ordinary course of business during fiscal year 2000. Similar transactions may be expected to take place with the Company and the Bank in the future. Loans and commitments included in such transactions were made on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility, nor did such loans present other unfavorable features.


                              INDEPENDENT AUDITORS

The Board of Directors of the Company expects to appoint KPMG LLP as independent auditors of the Company for the year ended December 31, 2001. KPMG LLP has served as the Company's independent auditors since 1994. A representative of KPMG LLP is expected to be present at the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement if they desire to do so.

During 2000 the following fees were paid to KPMG LLP for services performed:

     Audit Fees                                                      $ 275,002
     Financial Information Systems Design and Implementation Fees    $     --
     All Other Fees                                                  $ 105,574

The Audit Committee has determined that the non-audit services performed by its principal accountants during 2000 were compatible with maintaining the principal accountants' independence.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to regulations promulgated under the Exchange Act, the Company's officers and directors and all persons who beneficially own more than ten percent of the Common Stock ("Reporting Persons") are required to file reports detailing their ownership and changes of ownership in the Common Stock and to furnish the Company with copies of all such ownership reports that are filed. Based solely on the Company's review of the copies of such ownership reports which it has received in the past fiscal year or with respect to the past fiscal year, or written representations from the Reporting Persons that no annual report of changes in beneficial ownership were required, the Company believes that during fiscal year 2000 and prior fiscal years all Reporting Persons have complied with these reporting requirements.

                        ADVANCE NOTICE OF CERTAIN MATTERS
                      TO BE CONDUCTED AT AN ANNUAL MEETING

The bylaws of the Company provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before the Annual Meeting. In order for a stockholder to properly bring business before the Annual Meeting or to propose a nominee to the Board of Directors, the stockholder must give written notice to the Secretary of the Company not less than thirty days before the time originally fixed for such meeting; provided, however, that in the event that less than forty days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received no later than the close of business on the tenth day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure was made. The notice must include the stockholder's name and address as they appear on the records of the Company, number of shares beneficially owned by the stockholder, a brief description of the proposed business, the reasons for bringing the business before the Annual Meeting and any material interest of the stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must also be provided.

                  STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

It is anticipated that the proxy statement and form of proxy for the 2002 Annual Meeting of Stockholders will be mailed during March of 2002. Stockholder proposals intended to be presented at the 2002 annual meeting of stockholders of WSFS Financial Corporation must be received by November 23, 2001, to be considered for inclusion in the proxy statement and form of proxy relating to such meeting and should be addressed to the Secretary at the Company's principal office.

                             ADDITIONAL INFORMATION

No matters other than those set forth in the Notice of Meeting accompanying this Proxy Statement are expected to be presented to stockholders for action at the Annual Meeting other than matters incident to the conduct of the Annual Meeting. However, if other matters are presented which are proper subjects for action by stockholders, and which may properly come before the meeting, it is the intention of those named in the accompanying proxy to vote such proxy in accordance with the determination of a majority of the Board of Directors upon such matters.

                                  MISCELLANEOUS

The expenses of the solicitation of the proxies, including the cost of preparing and distributing the proxy materials, the handling and tabulation of proxies received and charges of brokerage houses and other institutions, nominees or fiduciaries in forwarding such documents to beneficial owners, will be paid by the Company. In addition to the mailing of the proxy materials, solicitation may be made in person or by telephone, telegraph or other modes of electronic communication by the Company or its employees. The Company's directors, management and employees will receive no compensation for their proxy solicitation services other than their regular salaries and overtime, if applicable, but may be reimbursed for out-of-pocket expenses.

                     ANNUAL REPORT AND FINANCIAL STATEMENTS

The Company's Annual Report for the fiscal year ended December 31, 2000, including financial statements prepared in conformity with generally accepted accounting principles, accompanies this Proxy Statement. Such Annual Report is not part of the proxy solicitation materials. A copy of the Company's Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2000 (without exhibits) will be furnished without charge to stockholders as of the Record Date upon written request to: Investor Relations Department, WSFS Financial Corporation, 838 Market Street, Wilmington, Delaware, 19801.

Appendix A
                           WSFS FINANCIAL CORPORATION
                             AUDIT COMMITTEE CHARTER

WSFS Financial Corporation has created a Committee of the Board of Directors to be known as the AUDIT COMMITTEE with its goals and objectives, composition, term of office, and duties and responsibilities as follows:

GOALS AND OBJECTIVES
The primary goal of the Committee will be to assist the Board of Directors in fulfilling its fiduciary responsibilities relating to corporate accounting and reporting practices of the holding company, WSFS, and all related subsidiaries. In addition, the Committee will:

o Oversee and appraise the quality of the audit effort of the company's Internal Audit function and that of its independent auditors;
o Maintain, by scheduling regular meetings, open lines of communication among the Board, internal auditors, and the independent accountants to exchange views and information as well as confirm their respective authority and responsibilities; and
o Determine the adequacy of the Company's administrative, operating, and internal accounting controls and evaluate adherence.

COMPOSITION
The Board of Directors shall annually elect the membership of the Audit Committee, upon the recommendation of the Chairman, which will be comprised of a minimum of three outside directors, each of whom will be independent of senior management and operating executives of the holding company, WSFS, and all related subsidiaries, and free from any relationships which might in the opinion of the Board of Directors be construed as a conflict of interest. One of the members shall be elected chairperson of the Committee by the members of the Committee.

TERM OF MEMBERSHIP
Each member of the Committee shall serve a term of one continuous year after election. The chairperson shall be elected annually by the members of the Committee, and no chairperson shall serve more than three consecutive years as chairperson of the Audit Committee. Exceptions to the above noted terms will require a formal approval process by the Board of Directors.

DUTIES AND RESPONSIBILITIES
The Committee will hold at least eight regular meetings per year, and such additional meetings as the Chairperson of the Committee shall require in order to meet the following duties:

o Review and reassess the adequacy of this Charter annually and submit it to the Board for approval;
o Recommend to the full Board the appointment of the independent accountant for the coming year;
o Ensure that members of the Committee have unrestricted access to the independent accountants (without management present) to review and discuss Corporate financial or other matters at such times and under such circumstances as the Committee may deem necessary or appropriate;
o Approve the scope of external audit services; review adjustments recommended by the independent public accountant and address disagreements between the independent public accountant and management; review documents required by this part, and meet with independent public accountants (without management present) prior to the filing of reports upon completion of audit services;
o Review with management the Company's quarterly financial statements prior to the release of quarterly earnings;
o Ensure that an external audit is conducted in compliance with statutory requirements;
o    Review and approve the audit plan of the independent accountants;
o    Review and approve the audit plan of the Internal Audit Department;

o Supervise the internal audit function, approve the selection, compensation, and termination of internal auditors; approve the scope of internal audits to assure regular testing of the systems and controls associated with preparing financial reports, complying with laws and regulations, and preventing management from overriding the internal control system or compromising the control environment;
o Evaluate the effectiveness of both the internal and external audit effort through regular meetings with each respective group;
o Determine that no management restrictions are being placed upon either the internal or external auditors;
o Review the adequacy of internal controls and management's handling of identified material inadequacies and reportable conditions in the internal controls over financial reporting and compliance with laws and regulations;
o Evaluate the adequacy of the Company's internal accounting control system by review of written reports from the internal and external auditors, and monitor management's response to actions to correct any noted deficiencies;
o Ensure compliance with all applicable statutes and regulations setting forth duties, responsibilities and obligations for Audit Committees contained in the FDIC Improvement Act (FDICIA) of 1991 and the Securities and Exchange Commission (SEC) - Blue Ribbon Committee Recommendations on Improving the Effectiveness of Audit Committees;
o Ensure that there are no members of the Committee who are not independent as required by applicable regulation;
o Ensure that members of the Committee have the expertise required by applicable regulation; that the Committee will hire its own independent counsel that does not perform work for the Corporation at such times and under such circumstances as the Committee may deem necessary or appropriate;
o Review all regulatory reports submitted to the Company and monitor management's response to them;
o Require periodic reports from management, the independent accountants, and internal auditors on any significant proposed regulatory, accounting, or reporting issue to assess the potential impact upon the Company's financial reporting process;
o    Review and approve all significant accounting changes;
o Review and approve the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement;
o Identify and direct any special projects or investigations deemed necessary;
o Shall maintain minutes and other relevant records of their meetings and activities. Such minutes shall be made available for review by the FDIC, SEC and the appropriate federal banking agency;
o Submit minutes of all meetings of the Audit Committee to the Board of Directors of the Corporation;

In carrying out their responsibilities, the Audit Committee believes its policies and procedures should remain flexible in order that it be able to react to changing conditions and the environment, and to assure the directors and shareholders that the corporate accounting and reporting practices of the Corporation are in accordance with all requirements and are of the highest quality. While the Audit Committee has the responsibilities and powers set forth in this Charter, it is the responsibility of management and the independent auditor to determine that the Company's financial statements are complete and accurate and are in accordance with Generally Accepted Accounting Principles
(GAAP).

         This Proxy is Solicited on Behalf of the Board of Directors of

                           WSFS FINANCIAL CORPORATION
                                     for the
                       2001 Annual Meeting of Stockholders

                                 REVOCABLE PROXY

                  The undersigned hereby appoints Marvin N. Schoenhals and Mark
A. Turner, or either of them, with full power of substitution, to act as attorneys and proxies for the undersigned and to vote all shares of Common Stock of WSFS Financial Corporation, which the undersigned is entitled to vote, at the Annual Meeting of Stockholders to be held on April 26, 2001 at 4:00 p.m., or at any adjournments thereof, as follows:

---
 X    Please mark your
---   votes as in this
      example.

The Board of Directors recommends a vote FOR all nominees listed below.

                            WITHHOLD AUTHORITY
                              to vote for all
                   FOR    nominees listed at right        Nominees:
                                                          John F. Downey
1. Election of     / /            / /                     Thomas P. Preston
   Directors:                                             Marvin N. Schoenhals
                                                          R. Ted Weschler

                                             Each for a three year term
                                             expiring 2004.

(To withhold authority to vote any individual nominee write the nominee's name on the line provided below).

---------------------------------------

      The proxy is revocable and, when properly executed will be voted in the manner directed hereby by the undersigned. If no directions are made, this proxy will be voted FOR each of the nominees. The undersigned, by executing and delivering this proxy, revokes the authority given with respect to any earlier dated proxy submitted by the undersigned.

      Unless contrary direction is given, the right is reserved in the sole discretion of the Board of Directors to distribute votes among some or all of the above nominees in a manner other than equally so as to elect as directors the maximum possible number of such nominees.

      In their discretion the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

      The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and of a Proxy Statement of WSFS Financial Corporation.

                  Please sign exactly as name appears hereon. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting. Proxies executed by corporations should be signed by a duly authorized officer.

SIGNATURE(S) _________________________________________Date ____________________

                  PLEASE MARK, SIGN, DATE AND RETURN THIS CARD
                      PROMPTLY USING THE ENCLOSED ENVELOPE.